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                                                                    EXHIBIT 23.2



                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the inclusion of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada Resources Limited ("Gulf Canada") included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65977 and 333-80953) of Conoco Inc. pertaining to the 1998 Stock and Performance Incentive Plan of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65979 and 333-80955) of Conoco Inc. pertaining to the Deferred Compensation Plan for Non-Employee Directors of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65983 and 333-80957) of Conoco Inc. pertaining to the Thrift Plan for Employees of Conoco Inc. and the Salary Deferral & Savings Restoration Plan of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65985 and 333-80951) of Conoco Inc. pertaining to the 1998 Key Employee Stock Performance Plan of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-69253 and 333-80959) of Conoco Inc. pertaining to the Thrift Plan for Retail Employees of Conoco Inc. of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62108) of Conoco Inc. pertaining to the 2001 Global Performance Sharing Plan of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.
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We consent to the incorporation by reference in the Registration Statements on
Form S-3 (Nos. 333-88573 and 333-67004) of Conoco Inc. pertaining to Conoco Connection of our report dated February 20, 2001 with respect to the consolidated financial statements of Gulf Canada included in the Current Report on Form 8-K/A Amendment No. 1 of Conoco Inc. dated September 7, 2001.


                                        /s/ Ernst & Young LLP
                                        ---------------------------------
Calgary, Canada                         Chartered Accountants
September 7, 2001